EXHIBIT 24.1

POWER OF ATTORNEY

(2001 Stock Incentive Plan)

The undersigned, an officer and/or director of PRECISION CASTPARTS CORP., appoints MARK DONEGAN, WILLIAM D. LARSSON and ROGER A. COOKE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Precision Castparts Corp. or as an officer or director of Precision Castparts Corp.) any and all instruments which the attorney may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 5,000,000 shares of Precision Castparts Corp. common stock plus excess shares available under Precision Castparts Corp. 1999 Nonqualified Stock Option Plan reserved for issuance under the 2001 Stock Incentive Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Precision Castparts Corp. or as an officer or director of Precision Castparts Corp.) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: May 21, 2008

/s/ MARK DONEGAN
Signature
Mark Donegan

POWER OF ATTORNEY

(2001 Stock Incentive Plan)

The undersigned, an officer and/or director of PRECISION CASTPARTS CORP., appoints MARK DONEGAN, WILLIAM D. LARSSON and ROGER A. COOKE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Precision Castparts Corp. or as an officer or director of Precision Castparts Corp.) any and all instruments which the attorney may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 5,000,000 shares of Precision Castparts Corp. common stock plus excess shares available under Precision Castparts Corp. 1999 Nonqualified Stock Option Plan reserved for issuance under the 2001 Stock Incentive Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Precision Castparts Corp. or as an officer or director of Precision Castparts Corp.) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: May 21, 2008

/s/ PETER R. BRIDENBAUGH
Signature
Peter R. Bridenbaugh

POWER OF ATTORNEY

(2001 Stock Incentive Plan)

The undersigned, an officer and/or director of PRECISION CASTPARTS CORP., appoints MARK DONEGAN, WILLIAM D. LARSSON and ROGER A. COOKE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Precision Castparts Corp. or as an officer or director of Precision Castparts Corp.) any and all instruments which the attorney may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 5,000,000 shares of Precision Castparts Corp. common stock plus excess shares available under Precision Castparts Corp. 1999 Nonqualified Stock Option Plan reserved for issuance under the 2001 Stock Incentive Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Precision Castparts Corp. or as an officer or director of Precision Castparts Corp.) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: May 21, 2008

/s/ DON R. GRABER
Signature
Don R. Graber

POWER OF ATTORNEY

(2001 Stock Incentive Plan)

The undersigned, an officer and/or director of PRECISION CASTPARTS CORP., appoints MARK DONEGAN, WILLIAM D. LARSSON and ROGER A. COOKE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Precision Castparts Corp. or as an officer or director of Precision Castparts Corp.) any and all instruments which the attorney may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 5,000,000 shares of Precision Castparts Corp. common stock plus excess shares available under Precision Castparts Corp. 1999 Nonqualified Stock Option Plan reserved for issuance under the 2001 Stock Incentive Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Precision Castparts Corp. or as an officer or director of Precision Castparts Corp.) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: May 21, 2008

/s/ DANIEL J. MURPHY
Signature
Daniel J. Murphy

POWER OF ATTORNEY

(2001 Stock Incentive Plan)

The undersigned, an officer and/or director of PRECISION CASTPARTS CORP., appoints MARK DONEGAN, WILLIAM D. LARSSON and ROGER A. COOKE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Precision Castparts Corp. or as an officer or director of Precision Castparts Corp.) any and all instruments which the attorney may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 5,000,000 shares of Precision Castparts Corp. common stock plus excess shares available under Precision Castparts Corp. 1999 Nonqualified Stock Option Plan reserved for issuance under the 2001 Stock Incentive Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Precision Castparts Corp. or as an officer or director of Precision Castparts Corp.) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: May 21, 2008

/s/ VERNON E. OECHSLE
Signature
Vernon E. Oechsle

POWER OF ATTORNEY

(2001 Stock Incentive Plan)

The undersigned, an officer and/or director of PRECISION CASTPARTS CORP., appoints MARK DONEGAN, WILLIAM D. LARSSON and ROGER A. COOKE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Precision Castparts Corp. or as an officer or director of Precision Castparts Corp.) any and all instruments which the attorney may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 5,000,000 shares of Precision Castparts Corp. common stock plus excess shares available under Precision Castparts Corp. 1999 Nonqualified Stock Option Plan reserved for issuance under the 2001 Stock Incentive Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Precision Castparts Corp. or as an officer or director of Precision Castparts Corp.) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: May 21, 2008

/s/ RICK SCHMIDT
Signature
Rick Schmidt

POWER OF ATTORNEY

(2001 Stock Incentive Plan)

The undersigned, an officer and/or director of PRECISION CASTPARTS CORP., appoints MARK DONEGAN, WILLIAM D. LARSSON and ROGER A. COOKE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Precision Castparts Corp. or as an officer or director of Precision Castparts Corp.) any and all instruments which the attorney may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 5,000,000 shares of Precision Castparts Corp. common stock plus excess shares available under Precision Castparts Corp. 1999 Nonqualified Stock Option Plan reserved for issuance under the 2001 Stock Incentive Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Precision Castparts Corp. or as an officer or director of Precision Castparts Corp.) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: May 21, 2008

/s/ STEVEN G. ROTHMEIER
Signature
Steven G. Rothmeier

POWER OF ATTORNEY

(2001 Stock Incentive Plan)

The undersigned, an officer and/or director of PRECISION CASTPARTS CORP., appoints MARK DONEGAN, WILLIAM D. LARSSON and ROGER A. COOKE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Precision Castparts Corp. or as an officer or director of Precision Castparts Corp.) any and all instruments which the attorney may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 5,000,000 shares of Precision Castparts Corp. common stock plus excess shares available under Precision Castparts Corp. 1999 Nonqualified Stock Option Plan reserved for issuance under the 2001 Stock Incentive Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Precision Castparts Corp. or as an officer or director of Precision Castparts Corp.) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: May 21, 2008

/s/ LESTER L. LYLES
Signature
Gen. Lester L. Lyles